Semiannual Report



                    GNMA

                    Fund



                    November 30, 1996


[ART OF LUCKY APPEARS HERE]


T. Rowe Price

Report Highlights
-----------------

 .    Bonds bounced back in the second half of 1996, erasing negative first half performance and producing strong returns for the last six months.

 .    A robust rate of economic growth in the second quarter triggered concerns that the Fed might tighten, but moderate growth during the summer calmed investors.

 .    Your fund's return was solid during the past six months (7.22%), exceeding that of the 12-month period (5.77%), a reflection of weak bond markets earlier in the year.

 .    Mortgage prepayments picked up in recent months when rates declined but were nowhere near the high levels of three years ago.

 .    We expect economic growth in 1997 to repeat this year's pattern and long-
     term Treasury yields to range between 6% and 7%. In that environment, GNMA securities should continue to provide attractive returns.

Fellow Shareholders


The bond market and your fund rebounded during the second half of the year, erasing the negative returns of the first half and producing strong six-month returns and reasonable 12-month returns. When the economy slowed during the summer, fears abated that the Fed would tighten monetary policy following robust growth in the second quarter.

MARKET ENVIRONMENT

With inflation in the 2.5% to 3% range for several years, and the economy producing strong job growth and full employment, concerns abounded that any uptick in inflation beyond that range would be met with higher short-term rates from the Fed. During the second quarter the economy registered an annualized growth rate of 4.7%, well above the level considered compatible with moderate inflation. As a result, long-term Treasury yields rose to more than 7%. However, signs of accelerating inflation failed to materialize. With economic growth slowing to around 2% in the third quarter, longer-term rates fell below 6.5% at the end of November. The federal funds rate target, controlled by the Fed, has remained at 5.25% for almost a year, and we see no compelling reason at this time for the Fed to push it either higher or lower.

                           [LINE GRAPH APPEARS HERE]

                       Current Coupon GNMA        10-Year Treasury Note
  11/30/95                     7                          5.74
  2/29                         6.86                       5.62
  5/31                         6.82                       5.6
  8/31                         7.22                       6.1
  11/30/96                     7.64                       6.4
                               7.99                       6.86
                               7.96                       6.79
                               7.81                       6.72
                               7.9                        6.8
                               8.04                       6.95
                               7.79                       6.71
                               7.44                       6.35
                               7.14                       6.05

The rise in interest rates during the first half drove mortgage prepayments down to extremely low levels, but the more recent rate declines have led to higher prepayments from both home sales and mortgage refinancings. However, prepayment levels at the end of November remain-ed well below the levels of two to three years ago. The market normally factors anticipated prepayments into the prices of GNMAs; therefore, as rates began to decline in recent months, the mortgage-backed securities market underperformed. Should rates decline further, we

Prepayment Rates
                           [LINE GRAPH APPEARS HERE]

would not expect GNMAs to appreciate as much as securities with no early call or prepayment exposure. In a stable rate environment, however, with yields around current levels, GNMAs could perform well because of their higher coupon income relative to Treasuries.

The more subdued prepayment level at this juncture compared with three years ago indicates that a majority of homeowners have already refinanced their mortgages. Further, the moderate level of new and existing home sales has served to crimp prepayment activity because of relocations.

Performance Review

Your fund provided a solid return during the six months ended November 30 and a respectable return over the past 12 months, with recent performance coming almost equally from income and capital appreciation.

Returns exceeded the Lipper benchmark over the shorter period and lagged it slightly over the year. The fund's exposure to lower-coupon GNMAs, which underperformed higher coupons in the first half, hindered performance earlier but helped it during the past six months. This exposure was represented both by securities in the portfolio and in the form of forward contracts, reflected in the Sector Diversification table following this letter.

Performance Comparison


Periods Ended 11/30/96               6 Months     12 Months
-------------------------------------------------------------
GNMA Fund                            7.22%         5.77%
 .............................................................
Lipper GNMA Funds Average            6.71          5.87
 .............................................................

STRATEGY

Against the backdrop of fairly high interest rate volatility during the past 12 months, we reduced fund exposure to long-term Treasuries from 12% to zero, then lifted it back to 5% by the end of November. We replaced this position initially with higher-coupon mortgage securities, then bought lower-coupon mortgages and long-term Treasuries when slower growth seemed evident and interest rates peaked.

Our investment decisions continued to emphasize protection of principal and a relatively high level of income. Therefore, we responded to the volatility in rates by maintaining our core holdings and making peripheral changes according to our interest rate outlook. This basic strategy involved holding onto our older, higher-coupon mortgage-backed securities for their coupon income, and directing new investments to lower-coupon mortgages when rates fell.

The new mortgage positions were made in the forward market, in anticipation of coupon and principal payments. When the level of income is not sufficient to take delivery of securities in a particular month, the forward positions can be rolled out to future months without a negative impact on income, since lower futures prices make up for lost coupon income.

OUTLOOK

We expect 1997 to repeat this year's economic pattern, with low unemployment, barely rising inflation, and moderate growth overall, but varying from quarter to quarter. Through most of this year, the bond market's response to the economic climate assisted the Federal Reserve in keeping the economy on its moderate growth track, which is appropriate at this phase of the business cycle. Until either growth or inflation deviates from its current path, we expect long-term Treasury yields to move in a range between 6% and 7%.

The recent drop in rates following the November elections reflected an expectation by the electorate of progress toward a balanced budget. Fed Chairman Alan Greenspan has stated that a measure of fiscal restraint in Washington could lead to lower short-term rates, and prospects of a balanced budget in the not-too-distant future should increase the likelihood of subdued inflation over the long term.



Our investment decisions continued to emphasize protection of principal and a relatively high level of income.

Barring a surge in prepayments because of significantly lower rates, which we do not expect, GNMA securities and your fund should continue to provide attractive returns in this type of environment.

Thank you for investing with T. Rowe Price.



Respectfully submitted,



/s/ Peter Van Dyke
Peter Van Dyke
President and Chairman of the Investment Advisory Committee

December 20, 1996

T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------


Key statistics

                                                      5/31/96        11/30/96
--------------------------------------------------------------------------------
Price Per Share                                       $ 9.19          $ 9.52
 ................................................................................

Dividends Per Share
 ................................................................................
    For 6 months                                        0.33            0.32
 ................................................................................
    For 12 months                                       0.67            0.66
 ................................................................................

Dividend Yield *
 ................................................................................
    For 6 months                                       7.04%            7.05%
 ................................................................................
    For 12 months                                      7.26             7.17
 ................................................................................

Weighted Average Maturity (years) **                    7.9              9.3
 ................................................................................
Weighted Average Effective Duration (years)             5.4              5.0
 ................................................................................
Weighted Average Quality ***                            AAA              AAA
 ................................................................................

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**   Based on prepayment-adjusted life of GNMA securities.
***  Based on T. Rowe Price research.


SECTOR DIVERSIFICATION

                                                Percent of              Percent of
                                                Net Assets              Net Assets
                                                 5/31/96                 11/30/96
------------------------------------------------------------------------------------
GNMA Securities                                   103%                      104%
 ....................................................................................
U.S. Treasury Obligations                           6                         5
 ....................................................................................
Other Government Agency Securities                  1                         1
 ....................................................................................
Other Assets Less Liabilities                     -10                       -10
------------------------------------------------------------------------------------
Total                                             100%                      100%

T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------



Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

                       [GRAPH OF GNMA FUND APPEARS HERE]


       Salomon GNMA Index      Lipper GNMA Funds Average       GNMA Funds
11/86        10,000                     10,000                     10,000
11/87        10,288                     10,119                     10,070
11/88        11,390                     11,031                     10,803
11/89        13,011                     12,402                     12,166
11/90        14,282                     13,440                     13,252
11/91        16,417                     15,255                     15,044
11/92        17,900                     16,473                     16,267
11/93        19,175                     17,587                     17,396
11/94        18,865                     17,123                     17,002
11/95        22,010                     19,855                     19,974
11/96        23,646                     21,114                     21,127


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 11/30/96            1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
GNMA Fund                          5.77%       6.69%       7.03%        7.77%
 ................................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 1996


Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------


                                    6 Months           Year                  3 Months++          Year
                                       Ended          Ended                       Ended         Ended
                                    11/30/96        5/31/96       5/31/95       5/31/94       2/28/94       2/28/93       2/29/92
NET ASSET VALUE
Beginning of period                 $   9.19       $   9.51      $   9.14      $   9.60      $   9.92      $   9.79      $   9.47
                          ........................................................................................................
Investment activities
  Net investment income                 0.32           0.67          0.68          0.17          0.68          0.75          0.80
  Net realized and
  unrealized gain (loss)                0.33          (0.32)         0.37         (0.46)        (0.32)         0.13          0.32
                          ........................................................................................................
  Total from
  investment activities                 0.65           0.35          1.05         (0.29)         0.36          0.88          1.12
                          ........................................................................................................
Distributions
  Net investment income                (0.32)         (0.67)        (0.66)        (0.17)        (0.68)        (0.75)        (0.80)
  Tax return of capital                    -              -         (0.02)            -             -             -             -
                          ........................................................................................................
  Total distributions                  (0.32)         (0.67)        (0.68)        (0.17)        (0.68)        (0.75)        (0.80)
                          ........................................................................................................
NET ASSET VALUE
End of period                       $   9.52       $   9.19      $   9.51      $   9.14      $   9.60      $   9.92      $   9.79
                          ========================================================================================================

Ratios/Supplemental Data
Total return                            7.22%          3.72%        12.11%       (3.03)%         3.71%         9.36%        12.28%
 ..................................................................................................................................
Ratio of expenses to
average net assets                      0.75%+         0.74%         0.76%         0.76%+        0.77%         0.79%         0.86%
 ..................................................................................................................................
Ratio of net investment
income to average
net assets                              6.95%+         7.04%         7.50%         7.24%+        6.93%         7.65%         8.25%
 ..................................................................................................................................
Portfolio turnover rate                133.2%+        113.6%        121.3%        151.8%+        92.5%         94.2%         66.0%
 ..................................................................................................................................
Net assets, end of period
(in thousands)                      $941,505       $903,796      $810,467      $802,304      $883,391      $913,722      $715,249
 ..................................................................................................................................

+   Annualized.
++  The fund's fiscal year-end was changed to May 31.


The accompanying notes are an integral part of these financial statements.

T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 1996


Statement of Net Assets                                      Par       Value
--------------------------------------------------------------------------------
                                                               In thousands



U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES  104.4%

  U.S. Government Guaranteed Obligations  104.4%
  Federal Housing Authority, PLC, 9.95%, 10/1/32        $  4,966    $  5,227
  Government National Mortgage Assn.
     I
         6.00%, 12/15/23 - 6/15/26                        56,525      53,871
         .....................................................................
         6.50%, 6/15/23 - 5/15/26                         46,370      45,398
         .....................................................................
         7.00%, 4/15/17 - 3/15/26                        121,942     121,751
         .....................................................................
         7.50%, 3/15/07 - 3/15/26                         99,149     101,341
         .....................................................................
         8.00%, 3/15/14 - 9/15/25                        175,215     182,483
         .....................................................................
         8.50%, 12/15/04 - 6/15/26                        46,732      49,456
         .....................................................................
         9.00%, 4/15/16 - 9/15/24                         67,039      72,131
         .....................................................................
         9.50%, 6/15/09 - 5/15/25                         20,993      22,825
         .....................................................................
         10.00%, 10/15/15 - 7/15/24                        9,537      10,519
         .....................................................................
         10.50%, 1/15/13 - 11/15/21                        5,090       5,663
         .....................................................................
         11.00%, 2/15/10 - 6/15/19                         1,127       1,275
         .....................................................................
         11.50%, 4/15/10 - 7/15/20                         4,611       5,311
         .....................................................................
         12.00%, 5/15/11 - 10/15/15                        6,147       7,214
         .....................................................................
         12.50%, 4/15/10 - 7/15/15                         2,317       2,753
         .....................................................................
         13.00%, 1/15/11 - 8/15/15                         1,090       1,307
         .....................................................................
         13.50%, 5/15/10 - 1/15/15                         1,602       1,947

     II

         6.50%, 3/20/26                                    8,877       8,602
         .....................................................................
         8.00%, 10/20/24 - 9/20/26                        21,471      22,061
         .....................................................................
         8.50%, 4/20/16 - 2/20/23                         23,384      24,315
         .....................................................................
         10.00%, 9/20/16 - 5/20/25                         2,376       2,591
         .....................................................................
         11.00%, 2/20/14 - 9/20/20                         2,238       2,552
         .....................................................................
         11.50%, 12/20/13 - 7/20/20                        1,630       1,886
         .....................................................................
         12.50%, 10/20/13 - 1/20/16                          219         258
         .....................................................................
         13.00%, 10/20/13 - 9/20/15                          837         999

     GPM, I

         8.75%, 6/15/17 - 6/15/22                          1,127       1,202
         .....................................................................
         9.00%, 5/15/09 - 3/15/14                            439         469
         .....................................................................
         9.25%, 5/15/16 - 8/15/21                          5,827       6,236
         .....................................................................
         9.50%, 6/15/09 - 11/15/09                         2,483       2,705
         .....................................................................
         9.75%, 4/15/16 - 8/15/21                          6,719       7,318
         .....................................................................
         10.75%, 2/15/16 - 4/15/19                         1,457       1,648
         .....................................................................

T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------


                                                                          Par        Value
--------------------------------------------------------------------------------------------
                                                                            In thousands
  11.00%, 8/15/10 - 9/15/10                                          $    383     $    436
  ..........................................................................................
  12.00%, 10/15/10 - 2/15/13                                              456          535
  ..........................................................................................
  12.25%, 9/15/13 - 3/15/15                                               231          272
  ..........................................................................................
  12.50%, 4/15/10 - 10/15/12                                              570          672
  ..........................................................................................
  12.75%, 10/15/13 - 5/15/15                                              359          427
  ..........................................................................................
GPM, II
  9.75%, 12/20/20 - 7/20/21                                               368          398
  ..........................................................................................
  10.25%, 3/20/16 - 9/20/16                                                41           46
  ..........................................................................................
  11.00%, 9/20/13 - 1/20/14                                               137          155
  ..........................................................................................
  12.25%, 1/20/14 - 12/20/15                                              314          367
  ..........................................................................................
  12.75%, 10/20/13 - 7/20/15                                              266          315
  ..........................................................................................
Project Loan, I
  8.00%, 11/15/12                                                         480          493
  ..........................................................................................
  8.50%, 1/15/27                                                          395          413
  ..........................................................................................
  9.25%, 10/15/23 - 1/15/36                                            13,939       14,691
  ..........................................................................................
  10.75%, 3/15/26                                                       6,125        6,810
  ..........................................................................................
REMIC
  6.50%, 10/16/24                                                      33,000       30,515
  ..........................................................................................
  7.493%, 7/16/24                                                      13,450       13,942
  ..........................................................................................
  7.50%, 5/16/23                                                       25,444       26,048
  ..........................................................................................
  Interest Only, 8.00%, 6/16/23 **                                     11,972        1,746
  ..........................................................................................
TBA, I
  6.00%, 9/15/23                                                       10,000        9,500
  ..........................................................................................
  6.50%, 1/15/24                                                       40,000       38,912
  ..........................................................................................
  7.00%, 7/15/20                                                       30,000       29,844
  ..........................................................................................
  8.00%, 7/15/20                                                       10,000       10,315
  ..........................................................................................
  8.50%, 7/15/20                                                       17,000       17,772
  ..........................................................................................
U. S. Department of Veteran Affairs, REMIC, 9.54%, 3/15/25              4,266        4,744
 ............................................................................................
Total U.S. Government Mortgage-Backed Securities (Cost $952,140)                   982,682
                                                                                 ...........

U.S. GOVERNMENT OBLIGATIONS  5.4%

U.S. Treasury Obligations  5.4%
U.S. Treasury Bonds
  6.50%, 11/15/26                                                      26,000       26,475
  ..........................................................................................
  6.75%, 8/15/26                                                       23,200       24,201
  ..........................................................................................
Total U.S. Government Obligations (Cost $ 49,410)                                   50,676
                                                                                 ...........


T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------


                                                                            Par          Value
--------------------------------------------------------------------------------------------------
                                                                                  In thousands

    REPURCHASE AGREEMENTS  0.4%

    Investments in Repurchase Agreements through a joint account,
            5.51%, 12/2/96                                              $   3,989   $     3,989
    ..............................................................................................
    Total Repurchase Agreements (Cost $3,989)                                             3,989
                                                                                    ..............

Total Investments in Securities
110.2% of Net Assets (Cost $1,005,539)                                              $ 1,037,347

Other Assets Less Liabilities                                                           (95,842)
                                                                                    ..............

NET ASSETS                                                                          $   941,505

Net Assets Consist of:
Accumulated net investment income - net of distributions                            $    (5,340)
Accumulated net realized gain/loss - net of distributions                               (28,577)
Net unrealized gain (loss)                                                               31,808
Paid-in-capital applicable to 98,927,914 no par value shares of
beneficial interest outstanding; unlimited number of shares authorized                  943,614
                                                                                    ..............

NET ASSETS                                                                          $   941,505

NET ASSET VALUE PER SHARE                                                           $      9.52


     ** For Interest Only securities, par represents notional principal, on which the fund receives interest
    GPM  Graduated Payment Mortgage
    PLC  Permanent Loan Certificate
  REMIC  Real Estate Mortgage Investment Conduit
    TBA To be announced security was purchased on a forward commitment basis; the aggregate liability for securities purchased under such agreements totaled $105,908,000 at 11/30/96.


The accompanying notes are an integral part of these financial statements.

T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------
Unaudited


Statement Of Operations
--------------------------------------------------------------------------------
In thousands


                                                                     6 Months
                                                                        Ended
                                                                     11/30/96
  Investment Income
  Interest income                                                $     35,214
                                                                 ..............
  Expenses
    Investment management                                               2,190
    Shareholder servicing                                                 914
    Custody and accounting                                                251
    Prospectus and shareholder reports                                     39
    Registration                                                           28
    Legal and audit                                                        14
    Trustees                                                                6
    Miscellaneous                                                           7
                                                                 ..............
    Total expenses                                                      3,449
                                                                 ..............
  Net investment income                                                31,765
                                                                 ..............
  Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on securities                               (1,838)
  Change in net unrealized gain or loss on securities                  33,832
                                                                 ..............
  Net realized and unrealized gain (loss)                              31,994
                                                                 ..............
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                         $     63,759
                                                                 --------------

  The accompanying notes are an integral part of these financial statements.

T. Rowe Price GNMA Fund
-------------------------------------------------------------------------------
Unaudited


Statement Of Changes In Net Assets
-------------------------------------------------------------------------------
In thousands



                                                                6 Months          Year
                                                                  Ended           Ended
                                                                11/30/96         5/31/96
  Increase (Decrease) in Net Assets
  Operations
    Net investment income                                     $   31,765     $    61,167
    Net realized gain (loss)                                      (1,838)         (5,065)
    Change in net unrealized gain or loss                         33,832         (27,261)
                                                              --------------------------
    Increase (decrease) in net assets from operations             63,759          28,841
                                                              --------------------------
  Distributions to shareholders
    Net investment income                                        (31,765)        (61,156)
  Capital share transactions*
    Shares sold                                                   65,623         245,262
    Distributions reinvested                                      17,662          43,549
    Shares redeemed                                              (77,570)       (163,167)
                                                              --------------------------
    Increase (decrease) in net assets from capital
    share transactions                                             5,715         125,644
                                                              --------------------------
  Net Assets
  Increase (decrease) during period                               37,709          93,329
  Beginning of period                                            903,796         810,467
                                                              --------------------------
  End of period                                                 $941,505       $ 903,796
                                                              --------------------------
* Share information
    Shares sold                                                    7,065          25,637
    Distributions reinvested                                       1,898           4,578
    Shares redeemed                                               (8,359)        (17,153)
                                                              --------------------------
    Increase (decrease) in shares outstanding                        604          13,062



  The accompanying notes are an integral part of these financial statements.

T. Rowe Price GNMA Fund
-------------------------------------------------------------------------------
Unaudited                                                     November 30, 1996


Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price GNMA Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on November 26, 1985.

  Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities originally issued with maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

  Premiums and Discounts Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes. Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes.

  Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

  Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

T. Rowe Price GNMA Fund
-------------------------------------------------------------------------------


  Repurchase Agreements The fund, and other affiliated funds, may transfer uninvested cash into a joint account, the daily aggregate balance of which is invested in one or more overnight repurchase agreements collaterallized by U.S. government securities. Collateral is in the possession of the fund's custodian and is evaluated daily by the fund to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. All repurchase agreements purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

  Securities Lending To earn additional income, the fund lends its securities to approved brokers. At November 30, 1996, the market value of securities on loan was $49,633,000, which was fully collateralized with cash. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

  Other Purchases and sales of U.S. government securities aggregated $685,280,000 and $642,188,000, respectively, for the six months ended November 30, 1996.

NOTE 3 - FEDERAL INCOME TAXES

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $18,542,000, of which $1,432,000 expires in 1997, $1,304,000 in 1998, and $15,806,000 thereafter through 2003. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

  At November 30, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,005,539,000, and net unrealized gain aggregated $31,808,000, of which $35,061,000 related to appreciated investments and $3,253,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

  The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $366,000 was payable at November 30, 1996. The fee is computed

T. Rowe Price GNMA Fund
-------------------------------------------------------------------------------


  daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At November 30, 1996, and for the six months then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

  In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.
  (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Additionally, the fund is one of several T. Rowe Price mutual funds (the underlying funds) in which the
  T. Rowe Price Spectrum Income Fund (Spectrum) invests. In accordance with an agreement among Spectrum, the underlying funds, the manager, and TRPS, expenses from the operation of Spectrum are borne by the underlying funds based on each underlying fund's proportionate share of assets owned by Spectrum. The fund incurred expenses pursuant to these related party agreements totaling approximately $835,000 for the six months ended November 30, 1996, of which $152,000 was payable at period-end.

T. Rowe Price GNMA Fund
-------------------------------------------------------------------------------

           Investment Services And Information

       KNOWLEDGEABLE SERVICE REPRESENTATIVES

       By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

       In Person  Available in T. Rowe Price Investor Centers.

       ACCOUNT SERVICES

       Checking  Available on most fixed income funds.

       Automatic Investing  From your bank account or paycheck.

       Automatic Withdrawal  Scheduled, automatic redemptions.

       Distribution Options  Reinvest all, some, or none of your distributions.

       Automated 24-Hour Services  Including Tele*Access(R) and
       T. Rowe Price OnLine.

       DISCOUNT BROKERAGE*

       Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

       INVESTMENT INFORMATION

       Combined Statement  Overview of your T. Rowe Price accounts.

       Shareholder Reports Fund managers' reviews of their strategies and results.

       The T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

       Performance Update  Quarterly review of all T. Rowe Price fund results.

       Insights Educational reports on investment strategies and financial markets.

       Investment Guides Asset Mix Worksheet, College Planning Kit, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.


       *A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

  T. Rowe Price GNMA Fund
  -----------------------------------------------------------------------------

  Mutual Funds

  STOCK FUNDS                     BOND FUNDS
  ............................    ..............................     ................................
  Domestic                        Domestic Taxable                   International/Global
  Balanced                        Corporate Income                   Global Government Bond
  Blue Chip Growth                GNMA                               Emerging Markets Bond
  Capital Appreciation            High Yield                         International Bond
  Capital Opportunity             New Income
  Dividend Growth                 Short-Term Bond                    MONEY MARKET
  Equity Income                   Short-Term U.S. Government         ................................
  Equity Index                    Spectrum Income                    Taxable
  Financial Services              Summit GNMA                        Prime Reserve
  Growth & Income                 Summit Limited-Term Bond           Summit Cash Reserves
  Growth Stock                    U.S. Treasury Intermediate         U.S. Treasury Money
  Health Sciences                 U.S. Treasury Long-Term
  Mid-Cap Growth                                                     Tax-Free
  Mid-Cap Value                   Domestic Tax-free                  California Tax-Free Money
  New America Growth              California Tax-Free Bond           New York Tax-Free Money
  New Era                         Florida Insured                    Summit Municipal
  New Horizons                    Intermediate Tax-Free              Money Market
  OTC                             Georgia Tax-Free Bond              Tax-Exempt Money
  Science & Technology            Maryland Short-Term
  Small-Cap Value                 Tax-Free Bond                      BLENDED ASSET
  Spectrum Growth                 Maryland Tax-Free Bond             ................................
  Value                           New Jersey Tax-Free Bond           Personal Strategy Income
                                  New York Tax-Free Bond             Personal Strategy Balanced
  International/Global            Summit Municipal Income            Personal Strategy Growth
  Emerging Markets Stock          Summit Municipal Intermediate
  European Stock                  Tax-Free High Yield                T. ROWE PRICE NO-LOAD
  Global Stock                    Tax-Free Income                    VARIABLE ANNUITY
  International Discovery         Tax-Free Insured                   ................................
  International Stock             Intermediate Bond                  Equity Income Portfolio
  Japan                           Tax-Free Short-Intermediate        International Stock Portfolio
  Latin America                   Virginia Short-Term                Limited-Term Bond Portfolio
  New Asia                        Tax-Free Bond                      New America Growth Portfolio
  Spectrum International          Virginia Tax-Free Bond             Personal Strategy Balanced Portfolio

     17

  For yield, price, last transaction,
  current balance or to conduct
  transactions, 24 hours, 7 days
  a week, call Tele*Access(R):
  1-800-638-2587 toll free

  For assistance
  with your existing
  fund account, call:
  Shareholder Service Center
  1-800-225-5132 toll free
  625-6500 Baltimore area

  To open a Discount Brokerage
  account or obtain information,
  call:   1-800-638-5660 toll free

  Internet address:
  http://www.troweprice.com

  T. Rowe Price Associates
  100 East Pratt Street
  Baltimore, Maryland  21202

  This report is authorized for
  distribution only to shareholders
  and to others who have received
  a copy of the prospectus of the
  T. Rowe Price GNMA Fund.

  [LOGO OF T. ROWE PRICE APPEARS HERE]

  T. Rowe Price Investment Services, Inc., Distributor  RPRTGNMA  11/30/96